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04/10/96



                                STOCK PERFORMANCE PLAN

                               DUPONT PHOTOMASKS, INC.


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                                STOCK PERFORMANCE PLAN


      I. PURPOSES

         The purposes of this Stock Performance Plan (the "Plan") are: (a) to provide greater incentive for employees who are or will be primarily responsible for the growth and success of the business to exert their best efforts on behalf of DuPont Photomasks, Inc. ("the Company"); and (b) to further the identity of interests of such employees with those of the Company's stockholders generally by encouraging them to acquire stock ownership in the Company.

     II. FORM OF GRANTS

    1. Grants under this Plan may be made in the form of stock options, restricted stock or a combination of either of these forms and may be made in replacement of or as alternatives to salary or grants under any other plan or program of a plan company.

    2. Stock options to purchase shares of the Company's common stock granted under this Plan are not incentive stock options qualified under the Internal Revenue Code ("nonqualified stock options").

    3. Shares of restricted stock granted under this Plan shall be subject to restriction, such as forfeiture and a minimum vesting period. A grantee shall have the right to dividends (unless otherwise restricted). Shares may be evidenced by book-entry registration, a stock certificate registered in the grantee's name but held in the Company's custody, issuance of an appropriate legended stock certificate or by any other appropriate means as may be determined by the Compensation Committee.


   III.  LIMITATIONS ON GRANTS

    1. The aggregate number of shares of the Company's stock which may be made subject to stock options granted under this Plan and/or granted as restricted stock under this Plan shall not together exceed 2,000,000, or 15% of such number for any grantee during any five consecutive years, of which only 300,000 shares may be subject to restricted stock grants.

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    2.   If any stock option or restricted stock (without benefit of dividends)
         granted under this Plan shall terminate or expire for any reason without having been exercised or vested in full, the shares not acquired under such grant shall become available again for further grants under this Plan; provided also, that shares withheld by or tendered to the Company as payment of exercise price or other consideration or satisfaction of withholding taxes shall become available again for further grants to employees who are not executive officers. The limitations set forth above shall be subject to adjustment as provided in Article XIII hereof.


    IV.  ADMINISTRATION

    1. Except as otherwise specifically provided, the Plan shall be administered by the Compensation Committee of the Company's Board of Directors. The Compensation Committee shall be elected pursuant to the Bylaws of the Company, and the members thereof shall be ineligible for grants while serving on said Committee.

    2. The Compensation Committee is authorized, subject to the provisions of the Plan, from time to time to establish such rules and regulations as it deems appropriate for the proper administration of the Plan, and to make such determinations and take such steps in connection therewith as it deems necessary or advisable.

    3. The Compensation Committee shall, subject to the provisions of the Plan, determine the time or times when stock options will be granted, which employees, if any, shall be granted stock options, the types of stock options to be granted, whether they shall be granted singly or in combination, when they shall be exercisable, the number of shares to be covered by each stock option or options, and the terms and conditions of such stock options.


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    4.   The Compensation Committee shall, subject to the provisions of the
         Plan, determine the time or times when restricted stock will be granted, which employees, if any, shall be granted restricted stock, the number of restricted shares to be granted, the restrictions or conditions on the right to transfer or dispose of such shares, and the terms and conditions of such restricted stock, including the number, amount, and timing of vesting increments.

    5. The decision of the Compensation Committee with respect to any questions arising as to interpretation of this Plan, including the severability of any and all of the provisions thereof, shall be final, conclusive and binding.


     V.  ELIGIBILITY FOR GRANTS

    1. Grants under this Plan may be made to employees (including those who are directors or executive officers of the Company) and individuals performing services for the Company on a consulting basis as may be determined by the Compensation Committee. In determining those individuals to whom grants are to be made, the Compensation Committee may take into consideration present and potential contributions to the Company's success by such individuals, and any other factors which the Compensation Committee may deem relevant in connection with accomplishing the purposes of the Plan.

    2. The term "employee" may include an employee of the Company or of a corporation or other business entity in which the Company shall directly or indirectly own fifty percent or more of the outstanding voting stock or other ownership interest, but shall exclude any director who is not also an officer or a full-time employee of a plan company. The term "plan company" as used in this Plan shall mean a business entity whose employees are eligible for grants under this plan. The term "grantee" as used in this Plan means an employee or other individual to whom a grant has been made under this Plan or, where appropriate, his or her successor in interest upon death.


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    VI.  RECOMMENDATIONS AND GRANTS

    1. Recommendations for grants to members of the Board of Directors shall be made by the Compensation Committee. Recommendations for grants to employees or other individuals who are not members of the Board of Directors shall be made to the Compensation Committee by the Chairman.

    2. Any grant to a director shall be made in the sole discretion of the Board of Directors, whose members taking final action on any such grant shall be ineligible for grants under Article V. Any grant to an employee or other individual who is not a member of the Board of Directors shall be made by the Compensation Committee which shall take final action on any such grant.

    3. Grants may be made at any time under this Plan and in any of the forms or combinations thereof provided in Article II hereof. A grantee may receive and may hold more than one grant under this Plan.

    4. The date on which a grant shall be deemed to have been made under this Plan shall be the date of the Compensation Committee authorization of the award or such later date as may be determined by the Compensation Committee at the time the grant is authorized. Each grantee shall be advised in writing by the Company of a grant and the terms and conditions thereof, which terms and conditions, as the Compensation Committee from time to time shall determine, shall not be inconsistent with the provisions of this Plan.


    VII. OPTION PRICE

         The price per share of the Company's common stock which may be purchased upon exercise of a stock option granted under this Plan shall be determined by the Compensation Committee, but shall in no event be less than the fair market value of such share on the date the stock option is granted, and in no event less than the par value thereof. For purposes of this Plan, fair market value shall be, at the time of the initial public offering of the stock, the initial offering price and thereafter shall be the average of the high and low prices of the Company's common stock as reported on the NASDAQ Composite Index on the date of grant of a stock option or the date of exercise of a stock

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option, or if no sales of such stock were reported on said Index on such date, the average of the high and low prices of such stock on the next preceding day on which sales were reported on said Index. Such price shall be subject to adjustment as provided in Article XIII hereof.


  VIII.  TERM

         The term of stock options or restricted stock granted under this Plan shall be for such period as the Compensation Committee shall determine, but, except as provided in Article XII hereof, not for more than ten years from date of grant.


    IX.  EXERCISE OF STOCK OPTIONS

    1. Except as provided in Article XII, no more than one quarter (25%) of the total number of shares of stock covered by an option shall become exercisable beginning with the first anniversary date of the grant of the option; thereafter an additional amount not to exceed one quarter (25%) of the total number of shares covered by the option shall become exercisable on each subsequent anniversary date of the grant of the option until no sooner than the fourth such anniversary date the total number of shares covered by the option shall become exercisable. The Compensation Committee may fix from time to time a minimum number of shares which must be purchased at the time a stock option is exercised.

    2. A grantee electing to exercise a stock option shall at the time of exercise make arrangement to pay the Company in cash (U.S. dollars) the full purchase price of the shares he or she has elected to purchase. With respect to shares of the Company's common stock to be delivered upon exercise of a stock option, the Compensation Committee shall periodically determine whether, and to what extent, such stock shall be in the form of new common stock issued for such purposes, or common stock acquired by the Company.

    3. Notwithstanding any other provision of this Plan, when the fair market value of a share of the Company's common stock on the date a grantee elects to exercise a stock option is less than such amount per share above the grant price as may be determined by the

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         Compensation Committee from time to time, the Company may at its election pay the grantee in cash for each share he or she elected to purchase an amount equal to the excess of such fair market value over the option price provided for in the stock option. The Compensation Committee shall periodically determine whether the Company shall make such cash payment upon exercise of a stock option. When the Company makes a payment to the grantee under this paragraph 3 of Article IX, it shall not require the grantee to tender the full purchase price of the shares he or she has elected to purchase, the Company's obligation to issue or deliver such shares shall be null and void, and the right to purchase such number of shares subject to option shall be terminated. Such payment by the Company shall be deemed to be an exercise of a stock option and the purchase of shares thereunder for purposes of Article II and Article III.

    X.   RESTRICTED STOCK GRANTS

         Restricted stock shall be subject to a restriction period after which restrictions shall lapse. The restriction period shall commence on the date the grant is made and may end on such date as the Compensation Committee shall determine. The Compensation Committee may require the achievement of predetermined performance objectives in order for such shares to vest. Except as provided in Article XII, the restrictions on the stock in any restricted stock grant may not lapse earlier than the second anniversary of the date of grant.


   XI.   NONTRANSFERABILITY OF GRANTS

         During a grantee's lifetime no stock option or restricted stock granted under this Plan shall be transferable, and stock options may be exercised only by the grantee, except as may otherwise be provided in rules established by the Compensation Committee to permit transfers or to authorize a third party to act on behalf of the grantee with respect to any stock options.


   XII.  TERMINATION OF EMPLOYMENT

    1. The Compensation Committee shall, subject to the provisions of the Plan, determine the rules relating to rights under stock options and restricted stock grants upon a grantee's termination of employment.


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    2.   A grantee shall forfeit all rights to and under unvested stock options and restricted stock grants

         (a) if the grantee is dismissed or leaves the service of the plan companies for any reason other than his or her death, retirement by separation from service from a plan company at age 62 or greater or termination by a plan company due to divestiture or lack of work, or

         (b) if the grantee retires as described in subparagraph 2.(a) above, and if thereafter the Compensation Committee, after a hearing at which the grantee shall be entitled to be present, shall find that he or she has willfully engaged in any activity which is harmful to the interest of any of such companies;

         provided, however, that such stock options and restricted stock grants may continue in effect to such extent and under such conditions as the Compensation Committee may determine; and provided, further, that the Compensation Committee may accelerate or waive any restrictions or conditions applicable to such stock options and restricted stock grants, in whole or in part, based on such factors and criteria as the Compensation Committee may determine.


    3. Upon the death of the grantee or his or her retirement or termination as described in subparagraph 2.(a) above, whichever shall first occur, all stock options and shares of restricted stock granted more than six months prior to such death or one year prior to such retirement and not yet exercised or, as the case may be, unrestricted shall become immediately exercisable or unrestricted. Nothwithstanding the provisions of Article VIII hereof, such options shall remain exercisable for a period of three years therefrom and shall thereafter expire.


  XIII.  ADJUSTMENTS

    1. In the event of any stock dividend, split-up, reclassification or other analogous change in capitalization, the Compensation Committee shall make such adjustments, in the light of the change, as it deems to be equitable, both to the grantees and to the Company, in

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         (a)  the number of shares and prices per share applicable to outstanding stock options,

         (b) the number of shares applicable to outstanding restricted stock grants,

         (c) the aggregate limitation set forth in Article III with respect to the number of shares which may be made subject to options and restricted stock grants.

         Furthermore, in the event of a distribution to common stockholders other than interim or year-end dividends declared as such by the Board of Directors, the Compensation Committee shall make such adjustments, in the light of the distribution, as it deems to be equitable, both to the grantees and to the Company, in respect of the items described in
         (a) and (b) above.

    2. Any fractional shares or fractional stock appreciation rights resulting from adjustments made pursuant to this Article shall be eliminated.


   XIV.  AMENDMENTS

         The Board of Directors reserves the right to modify this Plan from time to time or to repeal the Plan entirely, or to direct the discontinuance of grants either temporarily or permanently; provided, however, that no modification of this Plan shall operate to annul, without the consent of the grantee, a grant already made hereunder; provided, also, that no modification without approval of the stockholders shall

    (a) increase the number of shares which may be made subject to stock options or restricted stock grants which may be granted under this Plan in the aggregate, except by way of adjustments as provided in
         Article XII,

    (b)  permit grant of stock options at value,

    (c)  extend the maximum term of stock options, or

    (d)  permit a grant under this Plan to a member of the Compensation
         Committee;

    except that the Board of Directors may take any action it deems advisable to comport with the provisions of the Internal Revenue Code, as it may be amended.


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   XV.   MISCELLANEOUS

    1. The Compensation Committee may adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of countries other than the United States in which the Company or a plan company may operate to assure the viability of the benefits of grants made to employees in such countries and to meet the purposes of the Plan.

    2. Grantees may use shares of the Company's common stock to satisfy withholding taxes relating to grants under this Plan to the extent provided in terms and conditions established by the Compensation Committee.

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